MASSMUTUAL PREMIER FUNDS
MassMutual Short-Duration Bond Fund
MassMutual High Yield Fund
Supplement dated December 17, 2021 to the
Statement of Additional Information dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective December 13, 2021, the following changes were made with respect to the MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund (the “Funds”).
All references in the Funds’ SAI to MML Distributors, LLC in its capacity as the “Distributor” are hereby changed to ALPS Distributors, Inc.
All references in the Funds’ SAI to State Street Bank and Trust Company in its capacity as the “Transfer Agent” are hereby changed to ALPS Fund Services, Inc.
The information in the sixth paragraph found under the heading Derivatives in the section titled Additional Investment Policies on page B-12 is hereby deleted in its entirety.
The following information replaces the information for the Funds found in the third paragraph under the heading When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions in the section titled Additional Investment Policies on page B-24:
Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, it is expected these FINRA rules will be implemented in the near future but it is not clear the full impact the rules will have on the Funds.
The following information replaces the information for the Funds found in the third paragraph of the first bullet under the heading Other Income-Producing Securities in the section titled Additional Investment Policies on page B-35:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority (the “FCA”) announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have also announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. A Fund may have investments linked to other interbank offered rates which may also cease to be published, such as the Euro Overnight Index Average which will cease to be published at the end of 2021. Various financial industry groups have been planning for transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new reference rates. Markets are developing but questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on a Fund. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR.

The following information supplements the information for the Funds found under the heading Other Investment Companies in the section titled Additional Investment Policies on page B-36:
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, will permit the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters became effective on January 19, 2022. The impact of these regulatory changes on the Funds is still uncertain.
The following information replaces the information for the Funds found in the second paragraph under the heading Terrorism, War, Natural Disasters, and Epidemics in the section titled Additional Investment Policies on page B-39:
The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects, as well as efforts to contain its spread, have lasted, and will likely continue for an extended period of time, and in each case have resulted in, and could continue to result in, among other things, significant market volatility, exchange trading suspensions and closures, and higher default rates, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
The following information supplements the information for the Funds found in the third paragraph under the heading Investment Adviser in the section titled Investment Advisory and Other Service Agreements on page B-74:
MML Advisers also serves as investment adviser to: MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, which are series of MassMutual Advantage Funds, an open-end investment company.
The following information supplements the information for the Funds found in the second paragraph under the heading Affiliated Subadviser—Barings in the section titled Investment Advisory and Other Service Agreements on page B-76:
Barings also provides subadvisory services for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.

The following information supplements the information for the Funds found under the heading Affiliated Subadviser—Barings in the section titled Investment Advisory and Other Service Agreements on page B-76:
BIIL does not receive a fee from Barings under these sub-subadvisory agreements. BIIL also provides sub-subadvisory services for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund, each of which is a series of MassMutual Advantage Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The following information replaces the information for the Funds found in the section titled The Distributor on page B-80:
The Funds’ shares are continuously distributed by ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).
The Distributor has agreed to act in good faith and to exercise commercially reasonable care and diligence to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class L shares of the Funds.
Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement will continue in effect for an initial two-year period, and thereafter continues in effect for successive annual periods, provided such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the relevant portfolio of the Trust, provided that in either event the continuance is also approved by the majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.
The following information replaces the information for the Funds found in the section titled Payments to Financial Intermediaries on page B-82:
Financial intermediaries may receive various forms of compensation from a Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients. In addition, MML Advisers and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of a Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers, or other institutions that have selling, servicing or similar arrangements with MML Advisers or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of a Fund share class, and the role played by the intermediary.
Types of payments to financial intermediaries may include, without limitation, all or portions of the following: Payments made by a Fund, or by an investor buying or selling shares of a Fund, including:
•   an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries;

•   ongoing asset-based distribution and/or service fees;
•   shareholder servicing expenses that may be paid from Fund assets to reimburse financial intermediaries, MML Advisers, or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency, or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).
In addition, MML Advisers may, at its discretion, make the following types of payments from its own resources, which may include profits MML Advisers derives from investment advisory fees paid by a Fund. Payments are made based on guidelines established by the MML Advisers, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:
•   compensation for marketing support, support provided in offering shares in a Fund through certain trading platforms and programs, and transaction processing or other services;
•   other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.
Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund, MML Advisers does not consider a financial intermediary’s sales of shares of a Fund when choosing brokers or dealers to effect portfolio transactions for a Fund.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
•   transactional support, one-time charges for setting up access for a Fund on particular trading systems, and paying the financial intermediary’s networking fees;
•   program support, such as expenses related to including the Funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products;
•   placement on the dealer’s list of offered funds and providing representatives of MML Advisers or the Distributor with access to a financial intermediary’s sales meetings, sales representatives, and management representatives; or
•   firm support, such as business planning assistance, advertising, or educating a financial intermediary’s sales personnel about the Funds and shareholder financial planning needs.
These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of a Fund, or to support the marketing or promotional efforts of the Distributor in offering shares of a Fund. In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in a Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from a Fund, MML Advisers, or the Distributor and any services it provides, as well as the fees and commissions it charges.
The following information replaces the information for the Funds found in the section titled Custodian, Dividend Disbursing Agent, and Transfer Agent on page B-82:
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, respectively, State Street and ALPS Fund Services, Inc. do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

The following information replaces the information for the Funds found in the third paragraph in the section titled Description of Shares on page B-87:
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of ten classes of shares, between one and ten classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class Y Shares, Class L Shares, and Class C Shares. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by each series of the Trust, except the U.S. Government Money Market Fund which only offers Class R5 Shares. Class Y Shares and Class C Shares are only offered by the Short-Duration Bond Fund and High Yield Fund. Class L Shares are only offered by the Short-Duration Bond Fund. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The following information replaces the information for the Funds found in the seventh paragraph under the heading Taxation of the Funds: In General in the section titled Taxation on page B-92:
Each Fund intends to declare a dividend daily and to pay out any dividends at least monthly to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). Each Fund intends to distribute at least annually net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3000M-21-04